Exhibit 10.19

FOURTH AMENDMENT TO SEVENTH RESTATED CREDIT

AGREEMENT

This Fourth Amendment to Seventh Restated Credit Agreement (this “Fourth Amendment”) is effective as of December 24, 2008 (the “Amendment Effective Date”), by and among CHAPARRAL ENERGY, INC., a Delaware corporation (“Parent”), CHAPARRAL ENERGY, L.L.C., an Oklahoma limited liability company (in its capacity as Borrower Representative for the Borrowers, “Borrower Representative”), JPMORGAN CHASE BANK, N.A., a national banking association, as Administrative Agent (“Administrative Agent”), and each of the financial institutions a party hereto as Lenders (hereinafter collectively referred to as “Lenders”, and individually, “Lender”).

W I T N E S S E T H:

WHEREAS, Parent, Borrowers, Administrative Agent, the other Agents party thereto and Lenders are parties to that certain Seventh Restated Credit Agreement dated as of October 31, 2006 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

WHEREAS, pursuant to the Credit Agreement, the Lenders have made revolving credit loans to Borrowers; and

WHEREAS, the parties hereto desire to (a) amend certain terms of the Credit Agreement in certain respects, and (b) reaffirm the Borrowing Base in an amount equal to $600,000,000, to be effective as of the Amendment Effective Date and continuing until the next redetermination of the Borrowing Base thereafter.

NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Parent, Borrower Representative (on behalf of Borrowers), Administrative Agent and Lenders hereby agree as follows:

SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 3 hereof, the Credit Agreement is hereby amended effective as of the Amendment Effective Date in the manner provided in this Section 1.

1.1 Amendments to Definitions. The definitions of “Alternate Base Rate”, “Applicable Margin”, “Applicable Percentage”, “Borrower” and “Borrowers”, “LIBO Rate”, “Loan Documents” and “Subsidiary” contained in Section 1.02 of the Credit Agreement shall be amended to read in full as follows:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus one-half of one percent (0.5%) and (c)

the Adjusted LIBO Rate with respect to Interest Periods of one month on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus one percent (1%), provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be calculated using the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page, or any successor to or substitute for such page, providing rate quotations comparable to those currently provided on such page, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

“Applicable Margin” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the Commitment Fee Rate, as the case may be, the rate per annum set forth in the Conforming Borrowing Base Utilization Grid below based upon the Conforming Borrowing Base Utilization Percentage then in effect:

Conforming Borrowing Base Utilization Percentage	<50%	≥50 <75%	≥75% <90%	≥90% ≤ 100%	> 100% <110%	≥ 110%
Eurodollar Loans	2.000%	2.250%	2.500%	2.750%	3.500%	3.750%
ABR Loans	1.125%	1.375%	1.625%	1.875%	2.625%	2.875%
Commitment Fee Rate	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%

Each change in the Applicable Margin shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change.

“Applicable Percentage” means, with respect to any Lender, the percentage of the Aggregate Maximum Credit Amount represented by such Lender’s Maximum Credit Amount as such percentage is set forth on Annex 1; provided, that in the case of Section 5.06 when a Defaulting Lender shall exist, “Applicable Percentage” shall mean the percentage of the Aggregate Maximum Credit Amount (disregarding any Defaulting Lender’s Maximum Credit Amount) represented by such Lender’s Maximum Credit Amount.

“Borrowers” means Chaparral Energy, L.L.C., an Oklahoma limited liability company and successor by merger to Triumph Tools & Supply, L.L.C., an Oklahoma limited liability company, Calumet Oil Company, an Oklahoma corporation, JMG Oil & Gas, LP, an Oklahoma limited partnership and Chaparral Texas, L.P., an Oklahoma limited partnership; NorAm Petroleum, L.L.C., an Oklahoma limited liability company; Chaparral Resources, L.L.C., an Oklahoma limited liability company; Chaparral CO2, L.L.C., an Oklahoma limited liability company; CEI Acquisition, L.L.C., a Delaware limited liability company; CEI Pipeline, L.L.C., a Texas limited liability company; and Chaparral Real Estate, L.L.C., an Oklahoma limited liability company and “Borrower” means any of the foregoing individually.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the greater of (a) the rate appearing on Reuters Screen LIBOR01 Page (or on any successor or substitute page, or any successor to or substitute for such page, providing rate quotations comparable to those currently provided on such page, as determined by the Administrative Agent from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, as the rate for dollar deposits with a maturity comparable to such Interest Period and (b) two percent (2%) per annum. In the event that such rate described in clause (a) above is not available at such time for any reason, then such rate for the purposes of calculating the “LIBO Rate” with respect to such Eurodollar Borrowing for such Interest Period shall be the rate at which dollar deposits of $5,000,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Administrative Agent in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit, the Certificate of Effectiveness, and the Security Instruments.

“Subsidiary” means (a) any Person of which at least a majority of the outstanding Equity Interests having by the terms thereof ordinary voting power to elect a majority of the board of directors, managers or other governing body of such Person (irrespective of whether or not at the time Equity Interests of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time directly or indirectly owned or controlled by Parent, a Borrower or one or more of their Subsidiaries or by Parent, a Borrower and one or more of their Subsidiaries and (b) any partnership of which a Credit Party is a general partner. Unless otherwise indicated herein, (i) each reference to the term “Subsidiary” shall mean a direct or indirect Subsidiary of Parent, and (ii) none of Chaparral Biofuels, Oklahoma Ethanol nor Pointe Vista shall be deemed a “Subsidiary” of any Credit Party hereunder.

1.2 Additional Definitions. Section 1.02 of the Credit Agreement shall be amended to add the following definitions to such Section:

“Defaulting Lender” means any Lender, as reasonably determined by the Administrative Agent, that has (a) failed to fund any portion of its Loans or participations in Letters of Credit within three Business Days of the date required to be funded by it hereunder, (b) notified the Borrowers, the Administrative

Agent, the Issuing Bank or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or under other agreements in which it commits to extend credit, (c) otherwise failed to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within three Business Days of the date when due, unless the subject of a good faith dispute, or (d) (i) become or is insolvent or has a parent company that has become or is insolvent or (ii) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment.

“Fourth Amendment” means that certain Fourth Amendment to Seventh Restated Credit Agreement dated effective as December 24, 2008, among Parent, Borrower Representative (on behalf of Borrowers), Administrative Agent and Lenders.

1.3 Amendment to Replacement of Lenders Provision. Clause (v) of Section 5.04(b) of the Credit Agreement shall be deleted and replaced in its entirety with the following:

“(v) any Lender becomes a Defaulting Lender hereunder,”.

1.4 Defaulting Lenders Provision. A new Section 5.06 shall be added to the Credit Agreement as follows:

Section 5.06 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) if any LC Exposure exists at the time a Lender becomes a Defaulting Lender then:

(i) all or any part of such LC Exposure shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages but only to the extent (x) the sum of all non-Defaulting Lenders’ Credit Exposure does not exceed the total of all non-Defaulting Lenders’ Commitments and (y) the conditions set forth in Section 6.02 are satisfied at such time; and

(ii) if the reallocation described in clause (i) above cannot, or can only partially, be effected, the Borrowers shall within one Business Day following notice by the Administrative Agent cash collateralize such Defaulting Lender’s LC Exposure (after giving effect to any partial reallocation pursuant to clause (i) above) in accordance with the procedures set forth in Section 2.08(j); and

(b) so long as any Lender is a Defaulting Lender, the Issuing Bank shall not be required to issue, amend or increase any Letter of Credit, unless it is satisfied that the related exposure will be 100% covered by the Commitments of the non-Defaulting Lenders and/or cash collateral will be provided by the Borrowers in accordance with Section 5.06(a), and participating interests in any such newly issued or increased Letter of Credit shall be allocated among non-Defaulting Lenders in a manner consistent with Section 5.06(a)(i) (and Defaulting Lenders shall not participate therein).

In the event that the Administrative Agent agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then the LC Exposure of the Lenders shall be readjusted to reflect the inclusion of such Lender’s Commitment and on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage.

SECTION 2. Borrowing Base Reaffirmation. Pursuant to Section 2.07 of the Credit Agreement, the Borrowing Base shall be reaffirmed at $600,000,000 effective as of the Amendment Effective Date, and continuing until the next Scheduled Redetermination or Interim Redetermination of the Borrowing Base thereafter. Borrower Representative (on behalf of each Borrower), Parent and Lenders agree that the reaffirmation of the Borrowing Base provided for in this Section 2 shall not be considered or deemed to be an Interim Redetermination. The Lenders acknowledge that the Swap Agreements listed on Schedule 1 hereto (the “Specified Swap Agreements”) have not been incorporated into any prior Borrowing Base determination or any prior Conforming Borrowing Base determination and will not be incorporated into the Borrowing Base as reaffirmed hereby and any applicable Credit Party may terminate any or all of the Specified Swap Agreements.

SECTION 3. Conditions Precedent. The effectiveness of (a) the amendments to the Credit Agreement contained in Section 1 hereof, and (b) the reaffirmation of the Borrowing Base contained in Section 2 hereof, is subject to the satisfaction of each of the following conditions precedent:

3.1 No Default. No Default or Event of Default shall have occurred which is continuing.

3.2 Fees. In consideration for the agreements set forth herein, the Borrowers shall have paid to Administrative Agent any and all fees payable to Administrative Agent or Lenders pursuant to or in connection with the this Fourth Amendment including, without limitation, the fee payable to certain of the Lenders in an amount based on such Lender’s pro rata share of the Borrowing Base (as reaffirmed hereby) and other fees described in that certain Fee Letter dated as of December 19, 2008 among Parent, Borrower Representative, Administrative Agent and J.P. Morgan Securities Inc.

3.3 Other Documents. Administrative Agent shall have been provided with such other documents, instruments and agreements, and Parent and Borrowers shall have taken such actions, as Administrative Agent may reasonably require in connection with this Fourth Amendment and the transactions contemplated hereby.

SECTION 4. Representations and Warranties of Borrowers. To induce the Lenders and Administrative Agent to enter into this Fourth Amendment, Parent and Borrower Representative (on behalf of Borrowers) hereby jointly and severally represent and warrant to the Lenders and Administrative Agent as follows:

4.1 Reaffirm Existing Representations and Warranties. Each representation and warranty of each Credit Party contained in the Credit Agreement and the other Loan Documents is true and correct on the date hereof and will be true and correct after giving effect to the amendments set forth in Section 1 hereof.

4.2 Due Authorization; No Conflict. The execution, delivery and performance by Parent and Borrower Representative (on behalf of Borrowers) of this Fourth Amendment are within Parent’s and Borrower Representative’s corporate and limited liability company powers (as applicable), have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any material agreement binding upon Parent, any Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Parent, any Borrower or any other Credit Party except Excepted Liens. Borrower Representative is duly authorized to execute this Fourth Amendment on behalf of Borrowers, and upon such execution and delivery, this Fourth Amendment shall be binding and enforceable against each such Borrower as if this Fourth Amendment had been executed by each such Borrower.

4.3 Validity and Enforceability. This Fourth Amendment constitutes the valid and binding obligation of Parent and Borrowers enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

4.4 No Default or Event of Default. No Default or Event of Default has occurred which is continuing.

SECTION 5. Miscellaneous.

5.1 Reaffirmation of Loan Documents; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Documents shall, except as amended and modified hereby, remain in full force and effect. The amendments contemplated hereby shall not limit or impair any Liens securing the Indebtedness, each of which are hereby ratified, affirmed and extended to secure the Indebtedness after giving effect to this Fourth Amendment.

5.2 Parties in Interest. All of the terms and provisions of this Fourth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

5.3 Legal Expenses. Parent and Borrower Representative (on behalf of Borrowers) hereby jointly and severally agree to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Fourth Amendment and all related documents.

5.4 Counterparts. This Fourth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Fourth Amendment until Parent, Borrower Representative and Required Lenders have executed a counterpart. Facsimiles or other electronic transmission shall be effective as originals.

5.5 Complete Agreement. THIS FOURTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

5.6 Headings. The headings, captions and arrangements used in this Fourth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Fourth Amendment, nor affect the meaning thereof.

5.7 Effectiveness. This Fourth Amendment shall be effective automatically and without necessity of any further action by Parent, Borrower Representative, Borrowers, Administrative Agent or Lenders when counterparts hereof have been executed by Parent, Borrower Representative, Administrative Agent and Required Lenders, and all conditions to the effectiveness hereof set forth herein have been satisfied.

5.8 Governing Law. This Fourth Amendment shall be governed by, and construed in accordance with, the laws of the State of Texas.

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed by their respective Responsible Officers on the date and year first above written.

[Signature pages to follow]

PARENT:	CHAPARRAL ENERGY, INC.,
a Delaware corporation

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Chief Executive Officer and President

BORROWERS:	CHAPARRAL ENERGY, L.L.C.,
an Oklahoma limited liability company, as a Borrower and as Borrower Representative (on behalf of Borrowers)

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Manager

Each of the undersigned (i) consent and agree to this Fourth Amendment and each of the terms and provisions contained herein, and (ii) agree that the Loan Documents to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

ACKNOWLEDGED AND AGREED TO BY:

GUARANTORS:	GREEN COUNTRY SUPPLY, INC., an Oklahoma corporation

	By:	/s/ Mark A. Fischer
Mark A. Fischer, President

ROADRUNNER DRILLING, L.L.C., an Oklahoma limited liability company

	By:	/s/ Mark A. Fischer
Mark A. Fischer, Manager

[SIGNATURE PAGE 1 TO FOURTH AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

ADMINISTRATIVE AGENT/LENDER:	JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

	By:	/s/ Kimberly A. Coil
Kimberly A. Coil, Vice President

[SIGNATURE PAGE 2 TO FOURTH AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	FORTIS CAPITAL CORP., as a Lender

	By:	/s/ Ilene Fowler
	Name:	Ilene Fowler
	Title:	Director

	By:	/s/ Casey Lowan
	Name:	Casey Lowan
	Title:	Director

[SIGNATURE PAGE 3 TO FOURTH AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	THE ROYAL BANK OF SCOTLAND plc, as a Lender

	By:	/s/ Phil Ballard
	Name:	Phil Ballard
	Title:	Managing Director

[SIGNATURE PAGE 4 TO FOURTH AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	BANK OF AMERICA, N.A., as a Lender

	By:	N/A
Name:
Title:

[SIGNATURE PAGE 5 TO FOURTH AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	BANK OF SCOTLAND plc, as a Lender

	By:	/s/ Karen Welch
	Name:	Karen Welch
	Title:	Vice President

[SIGNATURE PAGE 6 TO FOURTH AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	THE BANK OF NOVA SCOTIA, as a Lender

	By:	/s/ James Forward
	Name:	James Forward
	Title:	Managing Director

[SIGNATURE PAGE 7 TO FOURTH AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	BMO CAPITAL MARKETS FINANCING, INC., as a Lender

	By:	/s/ James V. Ducote
	Name:	James V. Ducote
	Title:	Director

[SIGNATURE PAGE 8 TO FOURTH AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	CALYON NEW YORK BRANCH, as a Lender

	By:	N/A
Name:
Title:

	By:	N/A
Name:
Title:

[SIGNATURE PAGE 9 TO FOURTH AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	COMERICA BANK, as a Lender

	By:	/s/ REBECCA L. WILSON
	Name:	REBECCA L. WILSON
	Title:	ASSISTANT VICE PRESIDENT

[SIGNATURE PAGE 10 TO FOURTH AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	GUARANTY BANK, as a Lender

	By:	/s/ W. David McCarver IV
	Name:	W. David McCarver IV
	Title:	Vice President

[SIGNATURE PAGE 11 TO FOURTH AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	UNION BANK OF CALIFORNIA, N.A., as a Lender

	By:	/s/ Timothy Brendel
	Name:	Timothy Brendel
	Title:	Vice President

[SIGNATURE PAGE 12 TO FOURTH AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	SUNTRUST BANK, as a Lender

	By:	/s/ Andrew Johnson
	Name:	Andrew Johnson
	Title:	Director

[SIGNATURE PAGE 13 TO FOURTH AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	STERLING BANK, as a Lender

	By:	N/A
Name:
Title:

[SIGNATURE PAGE 14 TO FOURTH AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	U.S. BANK NATIONAL ASSOCIATION, as a Lender

	By:	/s/ Daria M. Mahoney
	Name:	Daria M. Mahoney
	Title:	Vice President

[SIGNATURE PAGE 15 TO FOURTH AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	BANK OF OKLAHOMA, N.A., as a Lender

	By:	N/A
Name:
Title:

[SIGNATURE PAGE 16 TO FOURTH AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	NATIXIS, as a Lender

	By:	/s/ Liana Tchernysheva
	Name:	Liana Tchernysheva
	Title:	Director

	By:	/s/ Louis P. Laville, III
	Name:	Louis P. Laville, III
	Title:	Managing Director

[SIGNATURE PAGE 17 TO FOURTH AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	WELLS FARGO BANK, N.A., as a Lender

	By:	N/A
Name:
Title:

[SIGNATURE PAGE 18 TO FOURTH AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

LENDER:	ALLIED IRISH BANKS, p.l.c., as a Lender

	By:	/s/ Mark K. Connelly
	Name:	Mark K. Connelly
	Title:	SVP

	By:	/s/ Vaughn Buck
	Name:	Vaughn Buck
	Title:	Director

[SIGNATURE PAGE 19 TO FOURTH AMENDMENT TO SEVENTH RESTATED CREDIT AGREEMENT]

Schedule 1

Specified Swap Agreements

Chaparral Energy, Inc

Proposed hedges to be monetized in December 2008

Oil Collars			Oil Swaps			Total Oil Volumes
		FLOOR
Reference Month	Hedge Volume (bbls)	Sum of Average Notional Price	Reference Month	Hedge Volume (bbls)	Sum of Average Notional Price	Reference Month	Hedge Volume (bbls)
Jan-09 Total	20,000	110.0000	Jan-09 Total	151,000	69.7019	Jan-09 Total	171,000

Feb-09 Total	20,000	110.0000	Feb-09 Total	142,000	68.6578	Feb-09 Total	162,000

Mar-09 Total	20,000	110.0000	Mar-09 Total	148,000	69.1292	Mar-09 Total	168,000

Apr-09 Total	20,000	110.0000	Apr-09 Total	145,000	68.6952	Apr-09 Total	165,000

May-09 Total	20,000	110.0000	May-09 Total	142,000	68.2514	May-09 Total	162,000

Jun-09 Total	20,000	110.0000	Jun-09 Total	142,000	68.1192	Jun-09 Total	162,000

Grand Total	120,000	110.0000	Grand Total	870,000	68.7712	Grand Total	990,000

Gas Collars			Gas Swaps			Total Gas Volumes
Reference Month	Hedge Volume (mmbtu)	Sum of Average Notional Price	Reference Month	Hedge Volume (mmbtu)	Sum of Average Notional Price	Reference Month	Hedge Volume (mmbtu)
Jan-09 Total	330,000	10.0000	Jan-09 Total	550,000	9.2085	Jan-09 Total	880,000

Feb-09 Total	330,000	10.0000	Feb-09 Total	550,000	9.2154	Feb-09 Total	880,000

Mar-09 Total	330,000	10.0000	Mar-09 Total	550,000	8.9936	Mar-09 Total	880,000

Apr-09 Total	330,000	10.0000	Apr-09 Total	530,000	8.2521	Apr-09 Total	860,000

May-09 Total	330,000	10.0000	May-09 Total	530,000	8.2224	May-09 Total	860,000

Jun-09 Total	330,000	10.0000	Jun-09 Total	530,000	8.2856	Jun-09 Total	860,000

Grand Total	1,980,000	10.0000	Grand Total	3,240,000	8.7044	Grand Total	5,220,000